UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2016

TERRITORIAL BANCORP INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-34403	26-4674701
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

1132 Bishop Street, Suite 2200, Honolulu, Hawaii	96813
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (808) 946-1400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 26, 2016, the stockholders of the Company approved the First Amendment to the Territorial Bancorp Inc. 2010 Equity Incentive Plan (the “Amendment”), which provides for the grant of stock-based and other incentive awards to officers, employees and directors of the Company.  A description of the material terms of the Amendment is contained in the Company’s definitive proxy statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 20, 2016. A copy of the Amendment is being filed as Exhibit 10.1.

Item 5.07                                           Submission of Matters to a Vote of Securities Holders

The Company’s Annual Meeting of Stockholders was held on May 26, 2016.  The matters considered and voted on by the Company’s stockholders at the Annual Meeting were as follows:

Proposal 1:  The election of two directors each to serve for a three-year term.

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes

Kirk W. Caldwell	7,376,523	241,143	1,353,106
Francis E. Tanaka	6,612,627	1,005,039	1,353,106

Proposal 2:  The ratification of appointment of Moss Adams LLP as the Company’s Independent Registered Public Accounting Firm for the year ending December 31, 2016.

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes

8,840,963	83,360	46,449	0

Proposal 3:  The approval of an advisory (non-binding) resolution to approve the Company’s executive compensation as described in the proxy statement.

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes

4,869,722	2,725,041	22,903	1,353,106

Proposal 4:  The approval to amend the 2010 Equity Incentive Plan.

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes

6,521,027	1,028,935	67,704	1,353,106

Item 8.01  Other Events

On May 26, 2016, the Company issued a press release announcing the results of the Annual Meeting.  A copy of the press release is filed as Exhibit 99 to this Current Report.

Item 9.01  Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit No.	Exhibit

10.1

First Amendment to the Territorial Bancorp Inc. 2010 Equity Incentive Plan (incorporated by reference to Appendix A to the proxy statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 20, 2016 (File No. 001-34403))

99	Press release dated May 26, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Territorial Bancorp Inc.

DATE: May 31, 2016	By:	/s/ Vernon Hirata
Vernon Hirata
Vice Chairman, Co-Chief Operating Officer
and Secretary